EXHBIT 99.1

PRESSRELEASE www.HelixESG.com

Helix Energy Solutions Group, Inc.  ·  3505 W. Sam Houston Parkway N., Suite 400  ·  Houston, TX 77043  ·  281-618-0400  ·  fax: 281-618-0505

For Immediate Release			15-005

Date: March 16, 2015	Contact:	Terrence Jamerson
Director, Finance & Investor Relations

Helix Announces Management Changes

HOUSTON, TX – Helix Energy Solutions Group, Inc. (NYSE: HLX) announced today that effective May 11, 2015, Cliff Chamblee will retire after 36 years in the offshore services business and will resign as Executive Vice President and Chief Operating Officer. Also effective May 11, 2015, Scotty Sparks will be promoted to the position of Executive Vice President – Operations.  Scotty has 25 years of industry experience and has been with Helix since 2001.  He currently holds the office of Vice President – Commercial and Strategic Development, and has also served in various positions within Helix’s robotics subsidiary, including as Senior Vice President, during his tenure at Helix. Prior to that Scotty held various positions within the industry, including Operations Manager at Global Marine Systems.

Owen Kratz, President and Chief Executive Officer of Helix, stated, “Cliff has proven to be an invaluable asset to Helix in all of the roles that he has had in his 14 years with the company, including the last four years as Executive Vice President and Chief Operating Officer. Cliff has through the years demonstrated operational excellence, leadership and unparalleled drive, and we wish him well. I am also pleased to announce Scotty’s promotion to the position of Executive Vice President – Operations. In his new role, Scotty’s responsibilities will include operational and commercial responsibility for all of Helix’s business units, and I am confident that he will bring his operational knowledge, commercial acumen, and leadership skills to the position.”

About Helix

Helix Energy Solutions Group, headquartered in Houston, Texas, is an international offshore energy company that provides specialty services to the offshore energy industry, with a focus on well intervention and robotics operations. For more information about Helix, please visit our website at www.HelixESG.com.

Forward-Looking Statements

This press release contains forward-looking statements that involve risks, uncertainties and assumptions that could cause our results to differ materially from those expressed or implied by such forward-looking statements. All statements, other than statements of historical fact, are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, any statements regarding our strategy; any statements regarding future utilization; any projections of financial items; future operations expenditures; any statements regarding the plans, strategies and objectives of management for future operations; any statement concerning developments; any statements regarding future economic conditions or performance; any statements of expectation or belief; and any statements of assumptions underlying any of the foregoing. The forward-looking statements are subject to a number of known and unknown risks, uncertainties and other factors including but not limited to the performance of contracts by suppliers, customers and partners; actions by governmental and regulatory authorities; operating hazards and delays; our ultimate ability to realize current backlog; employee management issues; complexities of global political and economic developments; geologic risks; volatility of oil and gas prices and other risks described from time to time in our reports filed with the Securities and Exchange Commission ("SEC"), including the Company's most recently filed Annual Report on Form 10-K and in the Company’s other filings with the SEC, which are available free of charge on the SEC’s website at www.sec.gov. We assume no obligation and do not intend to update these forward-looking statements except as required by the securities laws.

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